Joint Filer Information

Name of Joint Filer:                  Hicks, Muse, Tate & Furst Private Equity Fund IV, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:    June 13, 2013

Issuer Name and Ticker Symbol:        LIN TV Corp. June 13, 2013 (NYSE: TVL)

Signature:                            HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

                                      By:    HM4 Partners, L.P., its general partner

                                      By:    Hicks, Muse GP Partners L.A., L.P., its
                                             general partner

                                      By:    Hicks, Muse Latin America Fund I Incorporated,
                                             its general partner

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  HM4 Partners, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:    June 13, 2013

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HM4 PARTNERS, L.P.

                                      By:    Hicks, Muse GP Partners L.A., L.P.,
                                             its general partner

                                      By:    Hicks, Muse Latin America Fund I Incorporated,
                                             its general partner

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  HM 1-FOF Coinvestors, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:    June 13, 2013

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HM 1-FOF Coinvestors, L.P.

                                      By:    Hicks, Muse GP Partners L.A., L.P.,
                                             its general partner

                                      By:    Hicks, Muse Latin America Fund I Incorporated,
                                             its general partner

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse GP Partners L.A., L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:    December 10, 2012

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HICKS, MUSE GP PARTNERS L.A., L.P.

                                      By:    Hicks, Muse Latin America Fund I Incorporated,
                                             its general partner

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse Latin America Fund I Incorporated

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement:    December 10, 2012

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HICKS, MUSE LATIN AMERICA FUND I INCORPORATED

                                      By:    /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer